Exhibit 10.10

Alumina Refinery Agreements (Alcoa)

Amendment Act 1987

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Western Australia

Alumina Refinery Agreements (Alcoa)

Amendment Act 1987

	Contents
	Part IA — Preliminary
1.	Short title	2
2.	Commencement	2
	Part I — The 1987 agreement
3.	Interpretation	3
4.	Ratification	3
	Schedule — 1987 agreement
	Notes
	Compilation table	27
	Defined terms

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Western Australia

Alumina Refinery Agreements (Alcoa)

Amendment Act 1987

An Act to ratify an agreement between the State and Alcoa of Australia Limited by which certain existing agreements are varied, to amend the Alumina Refinery Agreement Act 1961 2, the Alumina Refinery (Pinjarra) Agreement Act 1969 2 and the Alumina Refinery (Wagerup) Agreement and Acts Amendment Act 1978 2, and for related purposes.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Part IA            Preliminary

s. 1

Part IA — Preliminary

[Heading inserted by No. 19 of 2010 s. 43(2).]

1.	Short title

This Act may be cited as the Alumina Refinery Agreements (Alcoa) Amendment Act 1987 1.

2.	Commencement

This Act shall come into operation on the day on which it receives the Royal Assent 1.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

The 1987 agreement             Part I

s. 3

Part I — The 1987 agreement

3.	Interpretation

In this Part —

the 1987 agreement means the agreement a copy of which is set forth in the Schedule;

the 1987 Amendment date has the meaning given to that expression by the principal agreement;

the principal agreement means the agreement to which that expression refers in the 1987 agreement, as varied by the 1987 agreement.

4.	Ratification

(1)	The 1987 agreement is ratified and its implementation is authorised.

(2)	Without limiting or otherwise affecting the application of the Government Agreements Act 1979, the 1987 agreement shall operate and take effect notwithstanding any other Act or law.

[5.    Omitted under the Reprints Act 1984 s. 7(4)(e).

[Parts II-IV omitted under the Reprints Act 1984 s. 7(4)(e).]

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

Schedule — 1987 agreement

[s. 3]

[Heading amended by No. 19 of 2010 s. 4.]

THIS AGREEMENT is made the 10th day of November 1987 BETWEEN THE HONOURABLE BRIAN THOMAS BURKE, M.L.A., Premier of the State of Western Australia, acting for and on behalf of the Government of the said State and its instrumentalities (hereinafter called “the State”) of the one part and ALCOA OF AUSTRALIA LIMITED a company duly incorporated in the State of Victoria and having its principal place of business in the State of Western Australia at Cnr Davy and Marmion Streets, Booragoon (hereinafter called “the Company” which term shall include its successors and permitted assigns) of the other part.

WHEREAS:

(a)	the parties are the parties to —

(i)	the agreement between them defined in section 2 of the Alumina Refinery Agreement Act 1961 (which agreement is hereinafter referred to as “the principal agreement”);

(ii)	the agreement between them defined in section 1A of the Alumina Refinery (Pinjarra) Agreement Act 1969 (which agreement is hereinafter referred to as “the Pinjarra agreement”); and

(iii)	the agreement between them defined in section 2 of the Alumina Refinery (Wagerup) Agreement and Acts Amendment Act 1978 (which agreement is hereinafter referred to as “the Wagerup agreement”); and

(b)	the parties desire to vary the principal agreement, the Pinjarra agreement and the Wagerup agreement as hereinafter provided.

NOW THIS AGREEMENT WITNESSETH:

1.	Subject to the context and save as otherwise defined herein words and phrases used in this Agreement have the same meanings as they have in and for the purpose of the principal agreement, the Pinjarra agreement and the Wagerup agreement respectively when this Agreement is applied to the principal agreement, the Pinjarra agreement and the Wagerup agreement as the case may be.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

2.	The State shall introduce and sponsor a Bill in the Parliament of Western Australia to ratify this Agreement and endeavour to secure its passage as an Act prior to 31st December 1987.

3. (1)	The provisions of this clause and clause 2 of this Agreement shall come into operation on the execution hereof.

(2)	The other provisions of this Agreement (except paragraphs (c) and (f) of clause 4(2)) shall come into operation when the Bill referred to in clause 2 has been passed by the Parliament of the said State and comes into operation as an Act.

(3)	Paragraphs (c) and (f) of clause 4(2) of this Agreement shall come into operation on 1st January 1988.

4.	The principal agreement is hereby varied as follows —

(1)	Clause 2 —

(a)	in the definition of “associated Company”, by deleting “Section 130 of the Companies Act 1943” and substituting the following —

“section 7 of the Companies (Western Australia) Code”;

(b)	by inserting after the definition of “bulk cargo” the following definition —

“ “by-products” means substances contained within bauxite mined from the mineral lease and processed or otherwise extracted by or on behalf of the Company during or subsequent to the processing of the bauxite into alumina;”;

(c)	by inserting after the definition of “dry ton” the following definition —

“ “Executive Director” means the person holding, or acting in, the office established by section 36(1) of the Conservation Act;”;

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(d)	in the definition of “Harbour Trust Commissioners”, by deleting “pursuant to the Fremantle Harbour Trust Act 1902” and substituting the following —

“and continued in existence under the name of the Fremantle Port Authority pursuant to the Fremantle Port Authority Act 1902”;

(e)	in the definition of “leased area”, by inserting after “hereof” the following —

“which is from time to time included within the mineral lease”;

(f)	in the definition of “mineral lease”, by deleting “any other mineral lease” and substituting the following —

“any separate mineral lease”;

(g)	by inserting after the definition of “mineral lease” the following definitions —

“ “Mining Act 1904” means the Mining Act 1904 as in force from time to time prior to the repeal thereof; “Mining Act 1978” means the Mining Act 1978; ”;

(h)	in the definition of “Minister for Mines”, by deleting “Mining Act 1904” and substituting the following —

“Mining Act 1978”;

(i)	by inserting after the definition of “subsidiary company” the following definition —

“ “the 1987 Amendment date” means the date of the coming into operation of the Alumina Refinery Agreements (Alcoa) Amendment Act 1987;”;

(j)	in the paragraph commencing “Any reference in this Agreement to an Act”, by inserting after “Act”, where if first occurs, the following —

“other than the Mining Act 1904”.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(2)	Clause 9 —

(a)	subclause (1) paragraph (a) —

(i)	by inserting after “which land” the following —

“less any portion or portions thereof surrendered by the Company to the State”;

(ii)	by deleting “and otherwise save with respect to labour conditions subject to the provisions of the Mining Act 1904” and substituting the following —

“and otherwise until the 1987 Amendment date save with respect to labour conditions subject to the provisions of the Mining Act 1904 and thereafter save with respect to expenditure conditions subject to the provisions of the Mining Act 1978 provided always that the mineral lease and any renewal thereof shall not be determined or forfeited otherwise than in accordance with this Agreement”;

(b)	by inserting after paragraph (a) of subclause (1) the following paragraph —

“(aa)	From and after the 1987 Amendment date any reference in the mineral lease or any separate mineral lease to the Mining Act 1904 shall be read and construed as a reference to the Mining Act 1978.”;

(c)	by deleting subclause (3) and substituting the following subclause —

“(3) (a)	The Company shall in respect of each quarter during the continuance of this Agreement from and including the quarter commencing the 1st day of January 1988 pay to the State in respect of alumina sold or otherwise disposed of during the quarter royalty at the rate of 1.65% of the deemed F.O.B. revenue for the quarter.

(b)	In this subclause —

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

“deemed F.O.B. revenue” means in relation to a quarter the sales value per tonne for that quarter multiplied by the total tonneage of alumina sold or otherwise disposed of by the Company during the quarter;

“quarter” means in respect of each year the periods of three months expiring the last days of March, June, September and December respectively;

“sales value per tonne” means the average price per tonne payable to the Company in respect of alumina sold by the Company on an arm’s length basis for export outside Australia for use in smelting to aluminium during the quarter such average price being calculated after deducting in respect of any sale from the price payable by the purchaser to the Company any export duties and export taxes payable on the alumina the subject of the sale and any costs and charges properly incurred and payable on such alumina by the Company to the State or a third party from the time when the alumina is placed on ship in the said State to the time when the alumina is delivered and accepted by the purchaser, there being included in such costs and charges —

(1)	ocean freight;

(2)	marine insurance;

(3)	port and handling charges at port of discharge;

(4)	costs of delivery from port of discharge to a smelter nominated by the purchaser;

(5)	weighing, sampling, assaying, inspection and representation costs incurred on discharge or delivery;

(6)	shipping agency charges;

(7)	import taxes payable to the country of the port of discharge;

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(8)	demurrage incurred after loading and at port of discharge;

(9)	costs normally assumed by the shipper as part of a commercial CIF contract of sale;

(10)	other costs as agreed between the Company and the Minister.

For the purpose of this definition —

(a)	the Minister may from time to time in respect of any of the costs or charges mentioned in items (1) to (9) (inclusive) above incurred in relation to any particular sale notify the Company that he does not regard the cost or charge as being properly incurred and in that event should the Company disagree with the Minister’s decision it may refer the matter in question to arbitration as hereinafter provided but unless and until it is otherwise determined such cost or charge shall be treated as being not properly incurred and if otherwise determined the State will refund to the Company any royalty paid by the Company on the basis that the charge was not properly incurred; and

(b)	if in respect of a quarter there is no arm’s length sale the sales value per tonne in respect of that quarter shall be the sales value per tonne for the immediately preceding quarter in which there was an arm’s length sale.

“tonne” means a tonne of one thousand kilograms.

(c)	The Minister and the Company will agree on the basis of converting currencies to Australian dollars for the purposes of calculating royalties under this subclause.

(d)

The Company shall during the continuance of this Agreement within 30 days after the following quarter days (which quarter days are referred to in this paragraph as “the due date”) namely the last days of

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

March, June, September and December in each year furnish to the Minister for Mines a return in a form approved by the Minister for Mines showing the quantity, value and such other details (including claimed deductions itemised) as the Minister for Mines may require for the purpose of calculating royalty of alumina sold or otherwise disposed of during the quarter immediately preceding the due date of the return and on such return shall estimate the amount of royalty payable in respect of the alumina the subject of the return. For the purpose of the return the tonneage of alumina hydrate and other non-smelting grade alumina will be adjusted to an equivalent smelting grade alumina tonneage. The Company, if required by the Minister for Mines, shall consult with him with respect to such estimates and revise such estimates if required. Royalty shall be payable on the due date and shall be paid by the Company on the amount of the estimate or other amount agreed between the Company and the Minister for Mines within 30 days of the due date.

(e)	The Company shall during the continuance of this Agreement within 2 months after the 31st December in each year (hereinafter called the annual return date) furnish to the Minister for Mines a return, audited by registered auditors, showing all details required to enable the calculation of the royalty payable thereon and the sales value per tonne pursuant to clause 9(3)(b) of this Agreement and the quantity of all alumina sold or otherwise disposed of during the year of return. Returns shall be in a form approved from time to time by the Minister for Mines.

(f)	If the State so requires, the Company shall permit the State at the cost of the State to have an independent audit as to the correctness of any return under paragraph (d) or (e) of this subclause carried out by a registered auditor appointed by the State.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(g)	Where a return furnished pursuant to paragraph (e) of this subclause or an audit pursuant to paragraph (f) of this subclause shows that the estimated royalty paid in respect of the period to which the return relates is less than or greater than the royalty payable the difference shall be paid or deducted as the case may require from the next quarterly payment.

(h)	The royalty payable under this Agreement in respect of alumina shall be subject to review by the parties hereto:

(i)	as at the 1st day of January 1995; and

(ii)	as at the last day of each succeeding period of seven years after the 1st day of January 1995.

In any review the parties shall have regard to the average of the rates of royalty in respect of bauxite and alumina paid in Australia for the preceding twelve months having regard also to such matters as the respective tonneages mined, the degree of processing required, the alumina content and other characteristics of the bauxite.

(i)	For the purpose of establishing the correctness of royalty calculations the Company if requested by the Minister for Mines shall take reasonable steps to satisfy him either by certificate of a competent independent party acceptable to the State or otherwise to his reasonable satisfaction as to all relevant weights and analyses and prices and costs and will give due regard to any objection or representation made by the Minister for Mines or his nominee as to any particular weight or assay or price or cost which may affect the amount of royalties payable under this Agreement.”;

(d)	subclause (9) —

by deleting “such machinery tailings and other leases or tenements under the Mining Act 1904” and substituting the following —

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

“such general purpose leases, miscellaneous licences or other tenements under the Mining Act 1978”;

(e)	subclause (10) —

by deleting “labour conditions imposed by or under the Mining Act 1904” and substituting the following —

“expenditure conditions imposed by or under the Mining Act 1978”;

(f)	by deleting subclause (14);

(g)	subclause (15) —

(a)	by deleting “Nothing” and substituting the following —

“Subject	to clause 25A hereof, nothing”;

(b)	by deleting “upon application by the Company for leases or other rights in respect of minerals, metals and other natural substances within the leased area the State will subject to the laws for the time being in force grant to the Company or will procure the grant to the Company of such leases or rights on terms no less favourable than those provided for by the Mining Laws of the said State” and substituting the following —

“but subject as aforesaid upon application by the Company for mining leases under the Mining Act 1978 within the leased area (other than the area coloured green on Plan F referred to in clause 9C of this Agreement) the State will subject to the laws for the time being in force grant to the Company or will procure the grant to the Company of mining leases under the Mining Act 1978 subject to and in accordance with that Act and clause 9B of this Agreement”;

(h)	by inserting after subclause (17) the following subclauses —

“(18) (a)

Subject to the provisions of this subclause the Company shall have the right to extract, or permit the extraction of, gallium contained within bauxite mined from the mineral lease from that bauxite when

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

treating it to produce alumina in the refinery or in the refinery defined as the “Pinjarra refinery” in the agreement referred to as “the agreement” in section 1A of the Alumina Refinery (Pinjarra) Agreement Act 1969 or in the refinery defined as the “Wagerup refinery” in the Agreement referred to in section 2 of the Alumina Refinery (Wagerup) Agreement and Acts Amendment Act 1978.

(b)	The Company shall pay to the State in respect of all gallium extracted pursuant to paragraph (a) of this subclause and sold or otherwise disposed royalty at the rate of 20% of the gross value thereof less any costs in connection with the sale or other disposition that the Minister may approve as a deduction for the purpose of this paragraph.

(c)	In paragraph (b) of this subclause “gross value” means —

(i)	where the gallium is sold or otherwise disposed of by the Company on an arm’s length basis, the price or consideration realised upon the sale or disposal; or

(ii)	in any case not covered by subparagraph (i) of this paragraph, such value as is agreed between the Company and the Minister to represent the fair and reasonable market value thereof if sold on an arm’s length basis or, in default of agreement within such period as the Minister allows, as determined by arbitration as hereinafter provided.

(19) (a)	The Company shall, subject to the provisions of this subclause, have the right to recover, or permit the recovery of, by-products (other than alumina and gallium).

(b) (i)	The Company shall not recover or permit the recovery of any by-products pursuant to this subclause otherwise than in accordance with a mode or modes of operations first approved by the Minister.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(ii)	Any approval given by the Minister pursuant to this paragraph may be given subject to such conditions as the Minister may reasonably determine.

(iii)	The Minister may before giving any approval pursuant to this paragraph require that the Company first obtain the approval of the State to a variation of any relevant environmental conditions.

(c)	The Company in respect of by-products recovered pursuant to this subclause, shall pay to the State royalties at the rates from time to time prescribed under the Mining Act 1978 and shall comply with the provisions of the Mining Act 1978 and regulations made thereunder with respect to the filing of production reports and payment of royalties.

(20) (a)	Notwithstanding the provisions of the Mining Act 1978 but subject to the provisions of this subclause the Company may from time to time surrender to the State all or any portion or portions (of reasonable size and shape) of the land for the time being the subject of the mineral lease subject, in the case of any areas thereof which have been mined by the Company, to the Company first obtaining the consent in writing of the Minister to the surrender of those areas.

(b)	Upon the surrender of any portion or portions of the mineral lease future rental thereunder shall abate in proportion to every square mile of the mineral lease so surrendered but without any abatement of rent already paid or any rent which has become due and has been paid in advance.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(c)	The State shall ensure that except with the consent of the Company any mining lease granted in respect of any land surrendered by the Company to the State pursuant to this subclause shall not authorize the holder of the mining lease to mine or remove bauxite from the land the subject of the mining lease. ”.

(3)	By inserting after clause 9A the following clauses —

“9B. (1)	A mining lease granted pursuant to clause 9(15) of this Agreement shall in addition to any covenants and conditions that may be prescribed or imposed pursuant to the Mining Act 1978 be subject to the following special conditions —

(a)	any mining of bauxite must be carried on by or on behalf of the Company subject to and in accordance with this Agreement;

(b)	a breach of any of the covenants or conditions applicable to the mining lease shall be deemed to be a failure by the Company to comply with or carry out the obligations on its part contained in this Agreement;

(c)	the provisions of the Mining Act 1978 shall be modified so that the Company shall not be obliged to pay royalties on bauxite mined from the mining lease, where the Company is also liable for royalties on alumina produced therefrom pursuant to clause 9 of this Agreement.

(2)	On the grant of a mining lease pursuant to clause 9(15) of this Agreement the land the subject thereof shall thereupon be deemed to be excised from the mineral lease and the leased area.

(3)	The expression “the Company” in this clause and in clauses 9(15) and 25A of this Agreement shall, in respect of any land within the mineral lease which is also the subject of a separate mineral lease, include any assignee of that separate mineral lease or any interest therein in accordance with this Agreement.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

9C. (1)	The State shall on application made by either the Company or by the Company and the assignee of an interest in the separate mining lease relating to the land referred to in this subclause not later than one month after the 1987 Amendment date grant to the applicant a mining lease for all minerals under and subject to the provisions of the Mining Act 1978 of the land coloured green on the plan marked “F” initialled by or on behalf of the parties hereto for the purpose of identification.

(2)	The provisions of subclauses (1) and (2) of clause 9B of this Agreement shall mutatis mutandis apply to a mining lease granted pursuant to this clause.

9D.	On the expiration or sooner determination of any mining lease granted pursuant to clause 9B or clause 9C of this Agreement the land the subject of that mining lease shall thereupon be deemed to be part of the land in the mineral lease or the relevant separate mineral lease as the case may be and shall be subject to the terms and conditions of the mineral lease and this Agreement (other than clauses 9B and 9C hereof).

9E. (1)	The State acknowledges the right of the Company from time to time to modify or expand the production capacity of the refinery subject to compliance with all applicable laws and, if applicable, with the provisions of this clause.

(2)	If the Company at any time during the continuance of this Agreement desires to significantly modify or expand the production capacity of the refinery at that time it shall give notice of such desire to the Minister and if required by the Minister within 2 months of the giving of such notice shall submit to the Minister, within such period as the Minister may reasonably allow, detailed proposals in respect of all matters covered by such notice and such other matters (including measures for the monitoring, protection and management of the environment) and other relevant information as the Minister may reasonably require.

(3)	If the Minister does not require the Company to submit proposals under subclause (2) the Company may, subject to compliance with all applicable laws, proceed with the modification or expansion.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(4)	On receipt of the said proposals pursuant to subclause (2) the Minister shall —

(a)	approve of the said proposals either wholly or in part without qualification or reservation; or

(b)	defer consideration of or decision upon the same until such time as the Company submits a further proposal or proposals in respect of some other of the matters mentioned in subclause (2) covered by the said proposals; or

(c)	require as a condition precedent to the giving of his approval to the said proposals that the Company make such alteration thereto or comply with such conditions in respect thereto as he thinks reasonable and in such a case the Minister shall disclose his reasons for such conditions.

(5)	The Minister shall within 2 months after receipt of the said proposals give notice to the Company of his decision in respect to the same.

(6)	If the decision of the Minister is as mentioned in either of paragraphs (b) or (c) of subclause (4) the Minister shall afford the Company full opportunity to consult with him and should it so desire to submit new or revised proposals either generally or in respect to some particular matter.

(7)	If the decision of the Minister is as mentioned in either of paragraphs (b) or (c) of subclause (4) and the Company considers that the decision is unreasonable the Company within 2 months after receipt of the notice mentioned in subclause (5) may elect to refer to arbitration in the manner hereinafter provided the question of the reasonableness of the decision.

(8)	If by the award made on an arbitration pursuant to subclause (7) the dispute is decided in favour of the Company the decision shall take effect as a notice by the Minister that he is so satisfied with and approves the matter or matters the subject of the arbitration.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(9)	The Company may withdraw any proposal it may be required to submit under subclause (2) at any time before approval thereof or, where any decision of the Minister in respect thereof is referred to arbitration, within 3 months after the award by notice to the Minister that it shall not be proceeding with the same.

(10)	Nothing in this Agreement shall oblige the Company to implement or carry out an approved proposal.

(11)	If the Company shall abandon the implementation or carrying out of an approved proposal the Company will pay to the State reasonable compensation as shall be agreed for all costs directly incurred by the State in connection with the approved proposal.

9F. (1)	The Company shall, for the purposes of this Agreement as far as it is reasonable and economically practicable —

(a)	use the services of engineers, surveyors, architects and other professional consultants resident and available within the said State;

(b)	use labour available within the said State;

(c)	when calling for tenders and letting contracts for works materials plant equipment and supplies ensure that Western Australian manufacturers and contractors are given fair and reasonable opportunity to tender or quote; and

(d)	give proper consideration and where possible preference to Western Australian suppliers manufacturers and contractors when letting contracts or placing orders for works materials plant equipment and supplies where price quality delivery and service are equal to or better than that obtainable elsewhere.

(2)	The Company shall from time to time during the implementation of an approved proposal under clause 9E of this Agreement when requested by the Minister submit a report concerning its implementation of the provisions of subclause (1) of this clause.”.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(4)	Clause 10 —

(a)	subclause (4) —

by deleting “in respect of each financial year freight charges based upon the total tonnage of ore transported as aforesaid in that year as set out in the first column of the first part of the Schedule to this clause at the rates per ton mile set out in the second column of such Part; and substituting the following —

“freight charges as agreed with the Railways Commission”;

(b)	by inserting after subclause (4) the following subclause —

“(4a)	The Company and the Railways Commission shall enter into a freight agreement embodying the terms and conditions under which commodities are to be carried by the Railways Commission pursuant to this Agreement and for all other related matters insofar as they are not provided for in this Agreement and from time to time may add to, substitute for or vary the freight agreement (and the freight agreement as entered into, added to, substituted or varied shall if the Company and the Railways Commission so agree operate retrospectively) and may provide for variation of the obligations referred to in clause 10 hereof. The provisions of clause 28 of this Agreement shall not apply to the freight agreement as entered into, added to, substituted or varied pursuant to this subclause or to any variation with respect to clause 10 hereof pursuant to this subclause.”;

(c)	by deleting subclauses (5), (6), (7), (8), (9), (10) and (11) and the Schedule to clause 10 and clause 10A.

(5)	Clause 13 —

(a)	subclauses (2) and (3) —

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

by deleting “Conservator of Forests” and “Conservator” wherever they occur and substituting in each place the following —

“Executive Director”;

(b)	subclause (4) —

by deleting “Forest Department” in both cases where it occurs and substituting in each place the following —

“Department of Conservation and Land Management”.

(6)	Clause 14 subclause (1) —

by deleting “Electricity” and substituting the following — “Energy”.

(7)	Clause 17 subclause (7) —

(a)	by deleting “prior to the 31st day of December 1986”;

(b)	by inserting after “Company” the following —

“and any assignee of an interest in the separate mineral lease”.

(8)	Clause 18 —

by inserting after “mining activities” the following —

“under this Agreement”.

(9)	Clause 20 —

by inserting after “Company’s business” the following —

“with respect to bauxite, gallium or by-products”.

(10)	Clause 24 subclause (2) —

by deleting “the Board constituted under the State Transport Co-ordination Act 1933” and substituting the following —

“the Minister responsible for the administration of the Transport Co-ordination Act 1966”.

(11)	By inserting after clause 25 the following clause —

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

“25A. (1)	Notwithstanding anything contained or implied in the mineral lease or any separate mineral lease or the Mining Act 1978 the State subject to the provisions of this clause may grant to or register in favour of persons other than the Company mining tenements under the Mining Act 1978 or pursuant to the Second Schedule to that Act in respect of the area subject to the mineral lease or any separate mineral lease for minerals other than bauxite unless the Minister for Mines determines that such grant or registration is likely unduly to prejudice or interfere with the current or prospective operations of the Company hereunder or an assignee of an interest in a separate mineral lease with respect to bauxite assuming the taking by the Company or assignee as the case may be of reasonable steps to avoid the prejudice or interference or is likely to reduce the Company’s or assignee’s economically extractable bauxite reserves.

(2) (a)	In respect of any application for a mining tenement whether made under the Mining Act 1904 or the Mining Act 1978 in respect of an area the subject of the mineral lease or a separate mineral lease the Minister shall consult with the Company and any assignee of an interest in the separate mineral lease with respect to the significance of bauxite deposits in, on or under the land the subject of the application and any effect the grant of a mining tenement pursuant to such application might have on the current or prospective bauxite operations of the Company (and any assignee as aforesaid) under this Agreement.

(b)	Where the Minister, after taking into account any matters raised by the Company or assignee in his consultation with it or them, determines that the grant or registration of the application is likely to have the effect on the operations of the Company or assignee or the reserves of bauxite referred to in subclause (1) of this clause he shall, by notice served on the Warden to whom the application was made, refuse the application, whether or not the application has been heard by the Warden.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(3)	Where the Minister does not refuse an application for a mining tenement pursuant to subclause (2) of this clause such application shall be disposed of under and in accordance with the Mining Act 1978 or pursuant to the Second Schedule to that Act as the case may require and the Company or any assignee of an interest in a separate mining lease may exercise in respect of the application any right that it may have under that Act to object to the granting of the application. Any mining tenement granted pursuant to such application shall, in addition to any covenants and conditions that may be prescribed or imposed, be granted subject to such conditions as the Minister for Mines may determine having regard to the matters the subject of the consultation with the Company or assignee pursuant to subclause (2)(a) of this clause.

(4) (a)	On the grant of any mining tenement pursuant to an application to which this clause applies the land the subject thereof shall thereupon be deemed excised from the mineral lease and the leased area or separate mineral lease as the case may be (with abatement of future rent in respect of the area excised).

(b)	On the expiration or sooner determination of any such mining tenement or, where that mining tenement is —

(i)	a prospecting licence or exploration licence and a substitute tenement is granted in respect thereof pursuant to an application made under section 49 or section 67 of the Mining Act 1978; or

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(ii)	a mining tenement granted pursuant to the Second Schedule to the Mining Act 1978 and a substitute title is granted pursuant to that Schedule, on the expiration or sooner determination of the substitute title the land the subject of such mining tenement or substitute title as the case may be shall thereupon be deemed to be part of the land in the mineral lease and shall be subject to the terms and conditions of the mineral lease or the separate mineral lease as the case may be and this Agreement.”.

(12)	Clause 31 —

by deleting “Arbitration Act 1895” and substituting the following —

“Commercial Arbitration Act 1895, and notwithstanding section 20(1) of that Act each party may be represented by a duly qualified legal practitioner or other representative”.

5.	The Pinjarra agreement is hereby varied as follows —

(1)	Clause 4 subclause (9) —

(a)	by deleting paragraphs (e), (f), (g), (h), (i) and (k);

(b)	by deleting paragraph (j) and substituting the following paragraph —

“(j)	in respect of transport by rail pursuant to this Agreement pay freight charges as agreed with the Railways Commission;”.

(2)	By inserting after clause 4B the following clause —

“4C.	The Company and the Railways Commission shall enter into a freight agreement embodying the terms and conditions under which commodities are to be carried by the Railways Commission pursuant to this Agreement and for all other related matters insofar as they are not provided for in this Agreement and from time to time may add to, substitute for or vary the freight agreement (and the freight agreement as entered into, added to, substituted or varied shall if the Company and the Railways Commission so agree operate retrospectively) and may provide for variation of the obligations referred to in subclause (9) of Clause 4 hereof. The provisions of Clause 28 of the principal agreement in their application to this Agreement shall not apply to the freight agreement as entered into, added to, substituted or varied pursuant to this Clause or to any variation with respect to subclause (9) of Clause 4 hereof pursuant to this Clause.”.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(3)	Clause 5 subclause (1) —

(a)	paragraph (a) by deleting “the Commissioner of Transport under the Road and Air Transport Commission Act 1966” wherever it occurs and substituting in each place the following —

“the Minister responsible for the administration of the Transport Co-ordination Act 1966”;

(b)	in paragraphs (b) and (c), by deleting “Road and Air Transport Commission Act 1966” and substituting in each place the following —

“Transport Co-ordination Act 1966”.

(4)	Clause 8 subclause (1) —

by deleting “Electricity” and substituting the following —

“Energy”.

(5)	By inserting after Clause 12 the following clause —

“12A.	The provisions of Clause 9E of the principal agreement shall apply mutatis mutandis to any proposed modification or expansion of the production capacity of the Pinjarra refinery.”.

(6)	By deleting the Schedule.

6.	The Wagerup agreement is hereby varied as follows —

(1)	By deleting clause 7 and substituting the following clause —

“7. (1)	The provisions of Clause 9E of the principal agreement shall apply mutatis mutandis to any proposed modification or expansion of the production capacity of the Wagerup refinery beyond a capacity of 2 million tonnes of alumina per annum or such greater capacity as the Minister may agree Provided that no such modification or expansion shall exceed a capacity of 4 million tonnes of alumina per annum.

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

1987 agreement             Schedule

(2)	In respect of any proposed modification or expansion of the Wagerup refinery beyond a capacity of 2 million tonnes of alumina per annum the Minister shall refer the proposal to the Environmental Protection Authority.”.

(2)	Clause 10 —

(a)	by deleting subclauses (4), (6), (7) and (8);

(b)	by deleting subclause (5) and substituting the following subclause —

“(5) (a)	The Company shall in respect of transport by rail pursuant to this Agreement pay freight charges as agreed with the Railways Commission.

(b)	The Company and the Railways Commission shall enter into a freight agreement embodying the terms and conditions under which commodities are to be carried by the Railways Commission pursuant to this Agreement and for all other related matters insofar as they are not provided for in this Agreement and from time to time may add to, substitute for or vary the freight agreement (and the freight agreement as entered into, added to, substituted or varied shall if the Company and the Railways Commission so agree operate retrospectively) and may provide for variation of the obligations referred to in this clause. The provisions of clause 28 of the principal agreement in their application to this Agreement shall not apply to the freight agreement as entered into, added to, substituted or varied pursuant to this subclause or to any variation with respect to this clause pursuant to this subclause.”.

(3)	Clause 11 —

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Schedule            1987 agreement

(a)	in paragraph (a), by deleting “the Commissioner of Transport under the Transport Commission Act 1966” and substituting the following —

“the Minister responsible for the administration of the Transport Co-ordination Act 1966”;

(b)	in paragraphs (b) and (c), by deleting “Transport Commission Act” and substituting in each place the following —

“Transport Co-ordination Act”.

IN WITNESS WHEREOF this Agreement has been executed by or on behalf of the parties hereto the day and year first hereinbefore mentioned.

SIGNED by the said THE
HONOURABLE BRIAN THOMAS
BURKE, M.L.A. in the	BRIAN BURKE
presence of —

D. PARKER
MINISTER FOR MINERALS AND ENERGY

THE COMMON SEAL OF ALCOA
OF AUSTRALIA LIMITED was
hereunto affixed in the	(C.S.)
presence of —

DIRECTOR R. A. G. VINES

SECRETARY P. SPRY-BAILEY

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Notes

[1]	This is a compilation of the Alumina Refinery Agreements (Alcoa) Amendment Act 1987 and includes the amendments made by the other written laws referred to in the following table. The table also contains information about any reprint.

Compilation table

Short title	Number and year	Assent	Commencement
Alumina Refinery Agreements (Alcoa) Amendment Act 1987	86 of 1987	9 Dec 1987	9 Dec 1987 (see s. 2)
Reprint 1: The Alumina Refinery Agreements (Alcoa) Amendment Act 1987 as at 4 Jun 2004
Standardisation of Formatting Act 2010 s. 4 and 43(2)	19 of 2010	28 Jun 2010	11 Sep 2010 (see s. 2(b) and Gazette 10 Sep 2010 p. 4341)

[2]	The provisions of this Act amending the Alumina Refinery Agreement Act 1961, the Alumina Refinery (Pinjarra) Agreement Act 1969 and the Alumina Refinery (Wagerup) Agreement and Acts Amendment Act 1978 have been omitted under the Reprints Act 1984 s. 7(4)(e).

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Alumina Refinery Agreements (Alcoa) Amendment Act 1987

Defined terms

Defined terms

[This is a list of terms defined and the provisions where they are defined. The list is not part of the law.]

Defined term	Provision(s)
the 1987 agreement	3
the 1987 Amendment date	3
the principal agreement	3

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